PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2024
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT	PROPERTY, PLANT AND EQUIPMENT

US$ MILLIONS	Gross carrying amount	Accumulated depreciation	Accumulated fair value adjustments	Total
Balance at January 1, 2023	$3,947	$(707)	$1,478	$4,718
Additions, net of disposals	468	15	—	483
Acquisitions through business combinations(1)	8,811	—	—	8,811
Non-cash additions	(11)	(5)	—	(16)
Depreciation expense	—	(252)	—	(252)
Fair value adjustments	—	—	142	142
Net foreign currency exchange differences	223	(41)	83	265
Balance at December 31, 2023	$13,438	$(990)	$1,703	$14,151
Additions, net of disposals	1,035	23	—	1,058
Non-cash additions	(224)	(6)	—	(230)
Depreciation expense	—	(650)	—	(650)
Assets reclassified as held for sale(2)	(1,866)	91	—	(1,775)
Fair value adjustments	—	—	119	119
Net foreign currency exchange differences	(86)	17	(32)	(101)
Balance at December 31, 2024	$12,297	$(1,515)	$1,790	$12,572

(1)See Note 5, Acquisition of Businesses, for additional information.
(2)See Note 4, Assets and Liabilities classified as Held for Sale, for additional information.
Our company’s property, plant, and equipment is measured at fair value on a recurring basis with an effective date of revaluation for all asset classes of December 31, 2024 and 2023. Our company determined fair value under the income method. Assets under development were revalued where fair value could be reliably measured.
The following table summarizes the valuation techniques and significant inputs for our company’s property, plant and equipment assets.

Dec. 31, 2024				Dec. 31, 2023
Valuation Technique	Discount Rate	Terminal Value Multiple	Investment Horizon	Valuation Technique	Discount Rate	Terminal Value Multiple	Investment Horizon
Discounted cash flow model	8%	16x	10 yrs	Discounted cash flow model	8%	15x	10 yrs
An increase in the discount rate would lead to a decrease in the fair value of property, plant and equipment. Conversely, an increase to the terminal value multiple would increase the fair value of property, plant and equipment. Our company has classified all property, plant and equipment under level 3 of the fair value hierarchy.
At December 31, 2024, our company carried out an assessment of the fair value of its property, plant and equipment, resulting in a gain from revaluation of $119 million (2023: $142 million) which was recognized in revaluation surplus in the Consolidated Statements of Comprehensive Income. Our valuation of property, plant and equipment is underpinned by stable cash flows as we earn a regulated return on an asset base for making the infrastructure available to users with minimal volume and price risk. Key drivers behind the revaluation gain recorded include growth in underlying cash flows at our U.K. regulated distribution business associated with new connections added during the year and increased tariffs.
Had the assets been carried under the cost model, the carrying amount of property, plant and equipment would have been $11,061 million as at December 31, 2024 (2023: $12,700 million).